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                                                                   EXHIBIT 10

                                     FORM OF

                            K-TEL INTERNATIONAL, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                       OUTSIDE THE 1997 STOCK OPTION PLAN

                               ------------------

         Number of shares subject to Option: __________


                  THIS AGREEMENT, made and entered into as of __________, 2000, between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and _____________, (herein called the "Optionee").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to afford the Optionee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement; and

         WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to the Optionee on _________, 2000, the right and option (herein called the "Option") to purchase all or any part of an aggregate of _________ shares of Common Stock (the "Shares") at the purchase price of $_____ per share, such option to be exercised as hereinafter provided.

         2. EXERCISE OF OPTION. It is understood and agreed that the option evidenced hereby is subject to the following terms and conditions:

            (a) EXPIRATION DATE. The option shall expire ten years after the date of grant specified in Section 1 above.

             (b) EXERCISABILITY. Subject to the other terms of this Agreement regarding the exercisability of this Option, this Option shall be exercisable cumulatively, to the extent of _________ shares subject to this Option on or after _________, 2000, an additional _________ shares subject to this Option on or after _________, 2001, an additional _________ shares subject to this Option on or after _________, 2002, and an additional _________ shares subject to this Option on or after _________, 2003, provided that Optionee is employed by the Company or one of its subsidiaries on each of those dates.


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             (c) WRITTEN NOTICE OF EXERCISE. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule I hereto.

             (d) PAYMENT OF PURCHASE PRICE. The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 6 and 8 of this Agreement, the Option may not be exercised unless the Optionee shall have been in the elected position of an employee of the Company from the date hereof to the date of the exercise of the Option.

         3. ADJUSTMENTS. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

         4. NOT A STOCKHOLDER. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

         5. NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

         6. TERMINATION OF EMPLOYMENT. In the event that the term of the Optionee shall be terminated by election, resignation or cause (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 5 hereof, be exercised by the Optionee (to the extent that he shall have been entitled to do so) at any time within one (1) month after such termination. So long as the Optionee shall continue to be an employee of the Company, the Option shall not be affected by any change of duties or position.

         7.       METHOD OF EXERCISING OPTION.

                  (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising the Option, shall be registered in the name of the Optionee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the

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         written order of the Optionee exercising the Option. In the event the
         Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                  (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Optionee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                  (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

         8. DEATH OF OPTIONEE. In the event of the death of the Optionee, the estate of the Optionee or the person who acquires the right to exercise the Optionee's Option by reason of the Optionee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Optionee (but not after the expiration of the Option) for the number of shares which the Optionee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which
Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by
(a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

         9. DISPOSAL OF SHARES ACQUIRED. In order to enable the Company to avail itself of any income tax deduction to which it may be entitled, the Optionee shall notify the Company of its intent to dispose of any of the shares acquired pursuant to exercise of this Option within two (2) years from the date of the grant of the Option and one (1) year from the date of exercise of the Option. Promptly after such disposition the Optionee shall notify the Company of the number of shares disposed of, the dates of acquisition and disposition of such shares, and the consideration, if any, received on such disposition.

         10. RESERVATION OF SHARES. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

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         11. INVESTMENT REPRESENTATION. By exercising the Option, the Optionee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Optionee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

         12. DEFINITIONS. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

      IN WITNESS WHEREOF, K-tel International, Inc. has caused this Agreement to be executed by the Optionee named below and the Optionee has executed this Agreement, both as of the day and year first above written.


                                       K-TEL INTERNATIONAL, INC.



                                       By:
                                          -------------------------------------
                                          Philip Kives
                                          Chairman of the Board


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Name and address of Optionee
(type or print):

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                                   SCHEDULE I

                        NOTATIONS AS TO PARTIAL EXERCISE



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                           Number of                 Balance of
         Date of           Purchased                  Shares on               Authorized                Notation
         Exercise           Shares                     Option                  Signature                  Date
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